EXHIBIT 10.60

                                     WAIVER


         THIS WAIVER  (this  "Waiver")  is made and entered into the 17th day of
February,   1997,  by  and  between  PERSONNEL  MANAGEMENT,   INC.,  an  Indiana
corporation (the "Corporation"), and DON R. TAYLOR (the "Executive").

                                   WITNESSETH:

         WHEREAS, Heartland Group, Inc., a Maryland corporation, and Heartland Advisors, Inc., a Wisconsin corporation, (together "Heartland") beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) certain shares of the outstanding common stock of the Corporation; and

         WHEREAS, Heartland wishes to acquire additional shares of the outstanding common stock of the Corporation as a result of which Heartland may become the beneficial owner of securities of the Corporation representing 20 percent or more of the combined voting power of the Corporation's outstanding voting securities entitled to vote generally in the election of Directors (a "20 Percent Owner"); and

         WHEREAS, the Corporation and the Executive believe it is in their best interests for Heartland to acquire additional shares not exceeding certain levels; and

         WHEREAS, the Executive and the Corporation have entered into a Change of Control Severance Benefits Agreement (the "Agreement") dated November 8, 1995; and

         WHEREAS, Heartland becoming a 20 Percent Owner would constitute a "Change of Control of the Corporation" as that term is defined in the Agreement; and

         WHEREAS, to avoid discouraging Heartland from acquiring additional shares, the Executive and the Corporation wish to enter into this Waiver;

         NOW, THEREFORE, in consideration of the foregoing, the promises contained herein and other valuable consideration, it is hereby agreed by and between the parties as follows:

     1. For purposes of the Agreement and any other document that references the Agreement, the Executive hereby waives and relinquishes any right to claim or assert that Heartland's becoming a 20 Percent Owner, whether as the result of its acquisition of additional shares or otherwise, constitutes a "Change of Control of the Corporation" as that term is defined in the Agreement; provided, however, that the foregoing waiver and relinquishment shall not apply to any acquisition of additional shares (or the direct or indirect beneficial ownership of securities of the Corporation by Heartland that results therefrom) that results in Heartland or any "group" of "persons" (as those terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulations 13D-G and 14D thereunder) that includes Heartland becoming the "beneficial owner" (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30 percent or more of the combined voting power of the Corporation's then outstanding voting securities entitled to vote generally in the election of Directors.

     2. The Corporation represents that this Waiver has been approved by the Board of Directors of the Corporation or an authorized committee thereof and that the President of the Corporation, Don R. Taylor, is authorized to execute and deliver this Waiver on behalf of the Corporation.

     3. All of the terms and provisions of this Waiver shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the Corporation and the Executive have executed this Agreement as of the date and year first above written.

                                                   PERSONNEL MANAGEMENT, INC.


                                                By /s/ Don R. Taylor
                                                   Don R. Taylor, President

ATTEST:


/s/ Elizabeth McFarland
Elizabeth McFarland
Vice-President - Operations


                                                       "EXECUTIVE"



                                                    /s/ Don R. Taylor
                                                    Don R. Taylor